UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2004

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LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)
101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code:  (804) 267-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On November 11, 2004, the Board of Directors of LandAmerica Financial Group, Inc. (the “Company”) approved the following change in the Company’s management:

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Effective January 1, 2005, Christine R. Vlahcevic will become the Company’s Senior Vice-President – Corporate Controller.  Ms. Vlahcevic will replace John R. Blanchard, who will hold that position until his retirement on December 31, 2004.  At the time of this transition, the Company intends to enter into a change of control employment agreement with Ms. Vlahcevic and award her 1,560 shares of restricted common stock and 1,440 cash units under the Company’s 2000 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

Date:

November 12, 2004

By:

/s/ G. William Evans

G. William Evans

Chief Financial Officer